UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 17, 2011

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31135	04-3209022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8081 Arco Corporate Drive, Suite 400, Raleigh, North Carolina		27617
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (919) 941-9777

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 17, 2011, Inspire Pharmaceuticals, Inc. issued a press release announcing summary financial results for the full year and fourth quarter ended December 31, 2010. The press release issued in connection with such announcement is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

On February 17, 2011, Inspire Pharmaceuticals, Inc. issued a press release announcing its corporate restructuring and strategic focus on its eye care business. The press release issued in connection with such announcement is attached hereto as Exhibit 99.2.

The information in this Current Report on Form 8-K, including the accompanying exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

99.1	Press release dated February 17, 2011 announcing financial results.

99.2	Press release dated February 17, 2011 announcing corporate restructuring.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By:	/s/ Joseph M. Spagnardi
Joseph M. Spagnardi,
Senior Vice President, General Counsel and Secretary

Dated: February 17, 2011

EXHIBIT INDEX

No.	Description

99.1	Press release dated February 17, 2011 announcing financial results.

99.2	Press release dated February 17, 2011 announcing corporate restructuring.